                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
- -----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.

IMMEDIATELY                                    Paul J. Leyden, SVP
- -----------                                    (212) 495-1041
                                               Nicholas C. Silitch, VP
                                               (212) 495-1721
                                               Gregory A. Burton, AT
                                               (212) 495-1619



          THE BANK OF NEW YORK COMPANY, INC. REPORTS RECORD
          -------------------------------------------------
            SECOND QUARTER NET INCOME, E.P.S., ROE AND ROA
            ----------------------------------------------
          Second Quarter Net Income Rises 23% to $278 Million;
              Second Quarter E.P.S. Rises 21% to $1.32;
               ROE Rises to 21.97%; ROA Rises to 2.05%

NEW YORK, N.Y., July 17, 1996 -- The Bank of New York Company, Inc. (NYSE:
BK) reported record second quarter net income of $278 million, up 23% from $226 million earned in the same period last year. Second quarter fully diluted earnings per share were a record $1.32, a 21% increase over the $1.09 earned in the second quarter of 1995. Net income for the first six months was $521 million, an increase of 19% over last year's $438 million. Earnings per share, on a fully diluted basis, were $2.45 for the first half of 1996 compared with $2.11 in 1995. The dilutive effect of stock warrants reduced earnings per share for the second quarter of 1996 by 7 cents compared with 6 cents in the first quarter of 1996 and 3 cents in last year's second quarter. This dilution was partially offset by the effect of the Company's stock buyback program which increased earnings per share 4 cents in the second quarter of 1996 and 1 cent in the first quarter of 1996.
     In the second quarter, the Company recorded a $400 million pre-tax gain on the sale of its AFL-CIO Union Privilege affinity credit card portfolio. The Company also recorded a $350 million provision related to its credit card portfolio in addition to its current quarterly provision for loan losses of $75 million. Excluding both the gain on the sale and the provision related to its credit card portfolio, the Company reported earnings per share of $1.18, also a record quarterly result.
     Net interest income, on a taxable equivalent basis, totaled $499 million in the second quarter compared with $514 million in the second quarter of last year. Revenues from the Company's securities processing business grew 58% over the second quarter of 1995. This significant increase reflected continued strong internal growth as well as the acquisition of the corporate trust business of Nationsbank and the custody businesses of BankAmerica and J.P. Morgan. All areas of securities processing contributed to an internal growth rate increase of 12% with ADR's, corporate trust, and government securities clearance particularly strong.
     Fees from other processing, which includes funds transfer, cash management, and trade finance, grew 7% over last year's second quarter. The largest contributor to this increase was fees from funds transfer which were up 23%.
     Fees from trust and investment grew 24% in the second quarter of 1996 over the second quarter of 1995 reflecting new business and generally strong markets.

     Return on average assets for the second quarter was a record 2.05% versus 1.79% in the first quarter of 1996 and 1.68% in the second quarter of 1995. Return on average common equity was a record 21.97% in the second quarter of 1996, compared with 18.86% in the first quarter of 1996 and 19.85% in the second quarter of 1995. Excluding the effect of the sale of the Union credit card portfolio and the provision related to the credit card portfolio, return on average assets was also a record 1.82% while return on average common equity was 19.51%.
     The Company's estimated Tier 1 capital and Total capital ratios were 7.97% and 12.92% at June 30, 1996 compared with 7.85% and 12.62% at March 31, 1996, and 8.62% and 13.20% at June 30, 1995. Tangible common equity as a percent of total assets was 7.51% at June 30, 1996 compared with 7.58% at March 31, 1996 and 7.67% one year ago. The leverage ratio was 7.75% at June 30, 1996 compared with 7.94% at March 31, 1996 and 8.17% one year ago. The decline in the capital ratios compared with June 1995 reflects the goodwill associated with the securities processing acquisitions and the repurchase to date of $664 million (13.3 million shares) of common stock under the Company's programs to buy back up to 26 million shares.

Credit Card Operations
     During the second quarter of 1996 the Company sold its AFL-CIO Union Privilege affinity credit card portfolio to Household International, Inc. for $575 million. After settling its obligations to its marketing agent and other transaction costs, the Company recorded a pre-tax gain of $400 million. The transaction related to approximately $3.4 billion in outstandings and included 2.2 million cards.
     The Company also recorded a provision for credit card loans of $350 million. The provision principally relates to a higher level of anticipated losses on certain Consumer's Edge accounts opened in 1994 and 1995, and on the credit card portfolio generally, following a review during the second quarter of performance data and industry and economic trends. The provision also covers $99 million of charge-offs of the Union receivables not sold to Household, all of which were classified as more than 90 days past due or bankrupt.
     The table below shows the performance of the Company's credit card portfolio:

                            2nd       1st       2nd
                          Quarter   Quarter   Quarter        Year-to-date
(In millions)               1996      1996      1995       1996      1995
                         -----------------------------   ------------------
Number of Accounts         4.639     6.652     6.013      4.639     6.013
Period End Balance        $5,508    $8,842    $7,721     $5,508    $7,721
Net Charge-offs               88*       96        60        184*      121
Net Charge-offs as a
 Percent of Average
 Loans Outstanding          4.57%     4.48%     3.17%      4.51%     3.24%
Accounts Delinquent
 More Than 30 Days          5.35      4.32      3.19       5.35      3.19

* Excludes $99 million attributed to charge-offs of past due and bankrupt Union credit card accounts not sold to Household.

NET INTEREST INCOME
- -------------------
                             2nd       1st       2nd
                          Quarter   Quarter   Quarter        Year-to-date
(In millions)               1996      1996      1995       1996      1995
                         -----------------------------   ------------------
Net Interest Income         $499      $517      $514     $1,017    $1,017
Net Interest Rate
 Spread                     3.32%     3.43%     3.34%      3.38%     3.38%
Net Yield on Interest-
 Earning Assets             4.26      4.46      4.45       4.36      4.47

     On a taxable equivalent basis, net interest income amounted to $499 million in the second quarter of 1996, compared with $514 million in the same period of 1995. The net interest rate spread was 3.32% in the second quarter of 1996, compared with 3.43% in the first quarter of 1996 and 3.34% one year ago. The net yield on interest-earning assets was 4.26% compared with 4.46% in the first quarter of 1996 and 4.45% in last year's second quarter. The decrease in the net interest rate spread and the net yield from the first quarter of 1996 reflects the sale of the credit card receivables and promotional rates on credit cards. The decline in the net yield also reflects the financing of the stock buyback program.
     For the first six months of 1996, net interest income, on a taxable equivalent basis, amounted to $1,017 million the same as in the first half of 1995. The year-to-date net interest rate spread was 3.38% in 1996 compared with 3.38% in 1995, while the net yield on interest-earning assets was 4.36% in 1996 and 4.47% in 1995.

NONINTEREST INCOME
- ------------------
                                       2nd Quarter         Year-to-date
                                       -----------         ------------
(In millions)                        1996      1995       1996      1995
                                    ----------------   --------------------
Processing Fees
  Securities                         $161      $102     $  320      $200
  Other                                51        48        101        92
                                     ----      ----     ------      ----
                                      212       150        421       292
Trust and Investment Fees              40        32         77        64
Service Charges and Fees              120       109        226       219
Securities Gains                       30        13         63        20
Foreign Exchange and
 Other Trading Activities              21        13         31        25
Sale of Credit Card Portfolio         400         -        400         -
Other                                  23        33         48        48
                                     ----      ----     ------      ----
Total Noninterest Income             $846      $350     $1,266      $668
                                     ====      ====     ======      ====

     Securities processing fees increased 58% to $161 million compared to $102 million in the second quarter of 1995. In the first half of 1996, securities processing fees were $320 million compared with $200 million in 1995. Strong internal growth in all areas and acquisitions contributed to the increase in revenue. Fees from other processing increased 7% over the second quarter of last year. Service charges and fees increased $11 million primarily due to higher syndication and credit card interchange fees. The Company reported $30 million of securities gains in the second quarter of 1996 compared with $33 million in the first quarter and $13 million last year. The current quarter's gains reflect sales of securities held in the Company's stock portfolio as well as returns on certain limited partnership interests. Foreign exchange revenues were strong increasing $10 million over the first quarter of 1996 and $12 million over the second quarter of 1995.

NONINTEREST EXPENSE AND INCOME TAXES
- ------------------------------------
     Total noninterest expense for the second quarter was $457 million, up 8% from $425 million in the same period last year and up from $444 million in the first quarter of this year. The rise in expenses in the second quarter was principally due to salary and other expenses related to acquisitions of securities processing businesses from J.P. Morgan, BankAmerica, and NationsBank as well as the acquisition of the Putnam Trust Company. Year-to-date noninterest expense was $902 million compared with $841 million in 1995. Occupancy expense was down 5% compared with last year's second quarter.
     Excluding the gain on the sale of the credit card portfolio, the efficiency ratio for the second quarter was 49.9% compared with 49.4% reported in the first quarter of 1996 and 50.4% one year ago.
       The effective tax rates for the second quarter and first six months of 1996 were 38.4% in both periods compared with 38.4% and 38.3% for the second quarter and first six months of 1995.

NONPERFORMING ASSETS
- --------------------
                                                               Change
                                                             2Q 1996 vs
(Dollars in millions)             6/30/96       3/31/96       1Q 1996
                                 --------------------------------------
Loans:
     Commercial Real Estate         $  9         $ 11          $ (2)
     Other Commercial                 76          101           (25)
     Foreign                          40           40             -
     Community Banking                76           78            (2)
                                    ----         ----
  Total Loans                        201          230           (29)
Other Real Estate                     70           58            12
                                    ----         ----
  Total                             $271         $288           (17)
                                    ====         ====
Nonperforming Assets Ratio           0.8%         0.7%
Allowance/Nonperforming Loans      489.0        322.4
Allowance/Nonperforming Assets     362.5        258.0

     Nonperforming assets totaled $271 million at June 30, 1996, compared with $288 million at March 31, 1996, a decrease of $17 million or 6%. This was the twentieth consecutive quarter of nonperforming asset decreases.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
- ---------------------------------------
                                 2nd       1st       2nd
                               Quarter   Quarter   Quarter      Year-to-date
                               -------   -------   -------      ------------
(In millions)                    1996      1996      1995      1996      1995
                               -----------------------------   --------------
Provision                        $425*     $ 90      $ 62      $515*     $112
                                 ----      ----      ----      ----      ----
Net (Charge-offs) Recovery:
  Commercial Real Estate            -        (3)      (14)       (3)      (16)
  Other Commercial                 (7)        1        (9)       (6)      (13)
  Credit Card                    (187)**    (96)      (60)     (283)**   (121)
  Other Consumer                   (2)       (2)       (1)       (4)       (3)
  Foreign                          13        (1)      (12)       12       (36)
  Other                            (2)       (3)       (3)       (5)       (6)
                                 ----      ----      ----      ----      ----
     Total                       (185)     (104)      (99)     (289)     (195)
Other                               -         -         1         -         4
                                 ----      ----      ----      ----      ----
Change in Allowance              $240      $(14)     $(36)     $226      $(79)
                                 ====      ====      ====      ====      ====
Other Real Estate
   Expenses (Recovery)           $  1      $ (2)     $  2      $ (1)      $  3

*  Includes a provision of $350 million for credit card accounts.
** Includes $99 million attributed to charge-offs of past due and bankrupt
   Union credit card accounts not sold to Household.

     The allowance for loan losses was $982 million, or 2.76% of loans at June 30, 1996, compared with $742 million, or 1.91% of loans at March 31, 1996.
     The foreign recovery in the second quarter of 1996 reflects a $13 million settlement with the Republic of Slovenia related to Yugoslavian debt.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1996       1995     Change
                                                ----       ----     ------
For the Three Months Ended June 30:
- -----------------------------------
  Net Income                                    $278       $226      23.0%
    Per Common Share:
      Primary Earnings                         $1.35      $1.14      18.4
      Fully Diluted Earnings                    1.32       1.09      21.1
      Cash Dividends                            0.40       0.32      25.0

  Return on Average Common Shareholders'
      Equity                                   21.97%     19.85%
  Return on Average Assets                      2.05       1.68

For the Six Months Ended June 30:
- ---------------------------------
  Net Income                                    $521       $438      18.9%
    Per Common Share:
      Primary Earnings                         $2.51      $2.26      11.1
      Fully Diluted Earnings                    2.45       2.11      16.1
      Cash Dividends                            0.80       0.64      25.0

  Return on Average Common Shareholders'
      Equity                                   20.40%     19.92%
  Return on Average Assets                      1.92       1.67


As of June 30:
- --------------
  Assets                                     $51,499    $53,464      -3.7%
  Loans                                       33,523     36,187      -1.8
  Securities                                   5,185      4,838       7.2
  Deposits - Domestic                         23,962     24,152      -0.8
           - Foreign                          11,532     12,726      -9.4
  Long-Term Debt                               1,914      1,710      11.9
  Preferred Shareholders' Equity                 113        117      -3.4
  Common Shareholders' Equity                  4,954      4,648       6.6

  Common Shareholders' Equity Per Share        26.13      24.31       7.5
  Market Value Per Share of Common Stock       51.25      40.38      26.9

  Allowance for Loan Losses as a Percent
    of Loans                                    2.76%      1.97%
  Tier 1 Capital Ratio                          7.97       8.62
  Total Capital Ratio                          12.92      13.20
  Leverage Ratio                                7.75       8.17
  Tangible Common Equity Ratio                  7.51       7.67

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                      For the three           For the six
                                      months ended            months ended
                                         June 30,                June 30,
                                      1996       1995         1996      1995
                                      ----       ----         ----      ----
Interest Income
- ---------------
Loans                                $ 781      $ 812        $1,587    $1,577
Securities
  Taxable                               66         59           128       115
  Exempt from Federal Income Taxes       5         12            10        24
                                     -----      -----        ------    ------
                                        71         71           138       139
Deposits in Banks                       21         30            43        60
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      32         62            61       128
Trading Assets                           5          6             9        13
                                     -----      -----        ------    ------
      Total Interest Income            910        981         1,838     1,917
                                     -----      -----        ------    ------
Interest Expense
- ----------------
Deposits                               286        335           578       643
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             48         36            99        68
Other Borrowed Funds                    55         74            99       146
Long-Term Debt                          33         32            65        65
                                      ----       ----        ------    ------
      Total Interest Expense           422        477           841       922
                                      ----       ----        ------    ------
Net Interest Income                    488        504           997       995
- -------------------
Provision for Loan Losses              425         62           515       112
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses              63        442           482       883
                                     -----      -----        ------    ------
Noninterest Income
- ------------------
Processing Fees
 Securities                            161        102           320       200
 Other                                  51         48           101        92
                                     -----      -----        ------    ------
                                       212        150           421       292
Trust and Investment Fees               40         32            77        64
Service Charges and Fees               120        109           226       222
Securities Gains                        30         13            63        20
Other                                  444         46           479        70
                                     -----      -----        ------    ------
    Total Noninterest Income           846        350         1,266       668
                                     -----      -----        ------    ------
Noninterest Expense
- -------------------
Salaries and Employee Benefits         249        223           496       444
Net Occupancy                           42         43            85        87
Furniture and Equipment                 23         21            46        43
Other                                  143        138           275       267
                                     -----      -----        ------    ------
  Total Noninterest Expense            457        425           902       841
                                     -----      -----        ------    ------
Income Before Income Taxes             452        367           846       710
Income Taxes                           174        141           325       272
                                     -----      -----        ------    ------
Net Income                           $ 278      $ 226        $  521    $  438
- ----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 276      $ 223        $  516     $ 433
- -----------------------              =====      =====        ======     =====
Per Common Share Data:
- ----------------------
   Primary Earnings                  $1.35      $1.14         $2.51     $2.26
   Fully Diluted Earnings             1.32       1.09          2.45      2.11
   Cash Dividends                     0.40       0.32          0.80      0.64

Fully Diluted Shares Outstanding       209        207           211       207

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                     June 30,  December 31,
                                                       1996        1995
                                                       ----        ----
Assets
- ------
Cash and Due from Banks                              $ 3,845     $ 4,711
Interest-Bearing Deposits in Banks                     1,025         982
Securities:
  Held-to-Maturity                                     1,231       1,252
  Available-for-Sale                                   3,954       3,618
                                                     -------     -------
    Total Securities                                   5,185       4,870
Trading Assets at Fair Value                             586         762
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                               1,318         936
Loans (less allowance for loan losses
 of $982 in 1996 and $756 in 1995)                    34,541      36,931
Premises and Equipment                                   888         902
Due from Customers on Acceptances                        922         918
Accrued Interest Receivable                              296         270
Other Assets                                           2,893       2,438
                                                     -------     -------
     Total Assets                                    $51,499     $53,720
                                                     =======     =======

Liabilities and Shareholders' Equity
- ------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $ 8,969     $10,465
 Interest-Bearing
    Domestic Offices                                  15,041      16,005
    Foreign Offices                                   11,484       9,448
                                                     -------     -------
     Total Deposits                                   35,494      35,918
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      1,756       3,933
Other Borrowed Funds                                   4,385       3,706
Acceptances Outstanding                                  923         928
Accrued Taxes and Other Expenses                       1,443       1,378
Accrued Interest Payable                                 177         190
Other Liabilities                                        340         587
Long-Term Debt                                         1,914       1,848
                                                     -------     -------
     Total Liabilities                                46,432      48,488
                                                     -------     -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111         111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 46,204 shares in 1996 and
  49,504 shares in 1995                                    2           2
 Common Stock-par value $7.50 per share,
  authorized 350,000,000 shares, issued
  206,277,119 shares in 1996 and
  204,162,405 shares in 1995                           1,547       1,531
 Additional Capital                                    1,126       1,087
 Retained Earnings                                     3,047       2,689
 Securities Valuation Allowance                            6          58
                                                     -------     -------
                                                       5,839       5,478
 Less:  Treasury Stock (16,197,893 shares in
  1996 and 6,026,048 shares in 1995), at cost            754         228
        Loan to ESOP (658,530 shares), at cost            18          18
                                                     -------     -------
     Total Shareholders' Equity                        5,067       5,232
                                                     -------     -------
     Total Liabilities and Shareholders' Equity      $51,499     $53,720
                                                     =======     =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                             ended June 30, 1996       ended June 30, 1995
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
- ------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,503    $  21   5.52%  $ 1,929    $   30   6.32%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,422       32   5.30     4,074        62   6.06
Loans
 Domestic Offices           25,812      588   9.17    24,239       609  10.09
 Foreign Offices            11,995      196   6.58    10,990       204   7.46
                           -------   ------          -------    ------
   Total Loans              37,807      784   8.35    35,229       813   9.27
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,988       43   5.78     2,911        42   5.74
 U.S. Government Agency
  Obligations                  480        7   6.24       314         5   6.32
 Obligations of States and
  Political Subdivisions       652       15   8.92       664        18  10.89
 Other Securities,
  including Trading
  Securities                 1,326       19   5.62     1,260        21   6.58
                           -------   ------          -------    ------
   Total Securities          5,446       84   6.16     5,149        86   6.64
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     47,178      921   7.85%   46,381       991   8.57%
                                     ------                     ------
Allowance for Loan Losses     (728)                     (737)
Cash and Due from Banks      2,527                     2,782
Other Assets                 5,521                     5,456
                           -------                   -------
  TOTAL ASSETS             $54,498                   $53,882
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,713       39   4.23%  $ 3,406        39   4.54%
 Savings                     8,264       55   2.70     7,787        62   3.18
 Certificates of Deposit
  $100,000 & Over              890       11   5.19     1,850        27   5.87
 Other Time Deposits         2,533       29   4.68     2,588        34   5.33
 Foreign Offices            12,383      152   4.90    12,056       173   5.75
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,783      286   4.15    27,687       335   4.85
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  3,659       48   5.25     2,481        36   5.88
Other Borrowed Funds         4,081       55   5.41     4,680        74   6.29
Long-Term Debt               1,920       33   6.75     1,724        32   7.42
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              37,443      422   4.53%   36,572       477   5.23%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,472                     8,686
Other Liabilities            3,420                     4,000
Preferred Stock                113                       117
Common Shareholders'
 Equity                      5,050                     4,507
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $54,498                   $53,882
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  499   3.32%             $  514   3.34%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.26%                      4.45%
                                              ====                       ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                              For the six months        For the six months
                              ended June 30, 1996       ended June 30, 1995
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
- ------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,540   $   43   5.60%  $ 1,918    $   60   6.31%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,298       61   5.34     4,335       128   5.96
Loans
 Domestic Offices           25,966    1,200   9.29    23,673     1,185  10.09
 Foreign Offices            11,816      393   6.69    10,773       396   7.41
                           -------   ------          -------    ------
   Total Loans              37,782    1,593   8.47    34,446     1,581   9.26
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,931       83   5.72     2,892        83   5.78
 U.S. Government Agency
  Obligations                  466       15   6.28       316        10   6.33
 Obligations of States and
  Political Subdivisions       644       29   9.01       688        37  10.80
 Other Securities,
  including Trading
  Securities                 1,263       34   5.54     1,246        40   6.41
                           -------   ------          -------    ------
   Total Securities          5,304      161   6.13     5,142       170   6.64
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     46,924    1,858   7.96%   45,841     1,939   8.53%
                                     ------                     ------
Allowance for Loan Losses     (726)                     (762)
Cash and Due from Banks      2,838                     2,720
Other Assets                 5,489                     5,288
                           -------                   -------
  TOTAL ASSETS             $54,525                   $53,087
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,858       82   4.29%  $ 3,410        74   4.40%
 Savings                     8,243      114   2.77     7,740       118   3.09
 Certificates of Deposit
  $100,000 & Over            1,005       27   5.32     1,857        54   5.82
 Other Time Deposits         2,565       61   4.78     2,539        66   5.20
 Foreign Offices            11,946      294   4.95    11,736       331   5.68
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,617      578   4.21    27,782       643   4.75
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  3,766       99   5.30     2,379        68   5.83
Other Borrowed Funds         3,613       99   5.51     4,686       146   6.27
Long-Term Debt               1,901       65   6.85     1,753        65   7.39
                           -------   ------           ------    ------
  Total Interest-Bearing
   Liabilities              36,897      841   4.58%   36,100       922   5.15%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    9,011                     8,721
Other Liabilities            3,412                     3,763
Preferred Stock                113                       117
Common Shareholders'
 Equity                      5,092                     4,386
                           -------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $54,525                   $53,087
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $1,017   3.38%             $1,017   3.38%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.36%                      4.47%
                                              ====                       ====